                                                                   Exhibit 10.19

         [Certain portions of this Exhibit have been omitted based upon a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. Omitted portions: Sections 2 (in part), 4.1 (in part), 5 (in part), 6 (in part), 11 (in part), 12 (in part), 15 (in part), 16 (in its entirety), and 18.2 (in part). Omitted portions have been filed separately with the Securities and Exchange Commission.]


FRANCE TELECOM
MOBILES



DIRECTION DES OPERATIONS ET DU DEVELOPPEMENT
DIRECTION DES ACHATS ET DU CONTROLE DE GESTION
41-45 BOULEVARD ROMAIN ROLLAND
75672 PARIS CEDEX 14







CONTRACT    99 8G ...







EXPERIMENTATION OF THE
"GSM  LOCALISATION"
SERVICE





SUPPLIER :
CELLPOINT SYSTEMS AB

BETWEEN :



            FRANCE TELECOM,


            A "societe anonyme" i.e. French-law joint stock company, with capital of 4,098,458,244 EUROS, entered on the Trade and Companies Register of Paris, France, under the n(degree) 380 129 866, whose address for service for the purposes of the present contract is 41-45 Boulevard Romain Rolland - F-75672 Paris cedex 14, represented by the signatory of the present Contract,


            AND


            CELLPOINT SYSTEMS

            Company : Cellpoint Systems AB

            With capital of :

            ..........................................
            Entered on the Trade and Companies Register of :

            ............................................................
            Registered office : Sofiellundsvagen 4, 191 47 Sollentuna,
            Sweden
            Represented by : Guy Redford



            Hereinafter "the Parties"












                   IT HAS BEEN AGREED AND DECIDED AS FOLLOWS :

                                TABLE OF CONTENTS


DEFINITIONS..................................................................4

ARTICLE 1 - PURPOSE OF THE CONTRACT..........................................5
ARTICLE 2 - EXECUTION OF THE SERVICES........................................5
ARTICLE 3 - TERM OF THE CONTRACT.............................................5
ARTICLE 4 - THE PARTIES' OBLIGATIONS.........................................6
ARTICLE 5 - CONTRACTUAL DOCUMENTS............................................7
ARTICLE 6 - AMOUNT OF THE CONTRACT...........................................7
ARTICLE 7 - TERMS AND CONDITIONS FOR DRAWING UP PRICES.......................7
ARTICLE 8 - LETTERS OF ORDER.................................................8
ARTICLE 9 - INVOICING........................................................8
ARTICLE 10 - METHODS OF PAYMENT..............................................9
ARTICLE 11 - TERMS AND CONDITIONS OF PAYMENT.................................9
ARTICLE 12 - PROGRESS REPORT.................................................9
ARTICLE 13 - HOST SITES.....................................................10
ARTICLE 14 - VALIDATION OF OPERATIONS.......................................10
ARTICLE 15 - QUALITY CRITERIA...............................................11
ARTICLE 16 - EXCLUSIVITY....................................................11
ARTICLE 17 - LIABILITY......................................................11
ARTICLE 18 - RIGHTS ARISING FROM INTELLECTUAL CREATION......................12
ARTICLE 19 - THE YEAR 2000..................................................13
ARTICLE 20 - COMPETENCE.....................................................14
ARTICLE 21 - LANGUAGE.......................................................14
ARTICLE 22 - RIGHT OF TRANSFER..............................................14
ARTICLE 23 - INTEGRALITY....................................................14

APPENDIX 1 : SPECIFICATIONS.................................................16
APPENDIX 2 : PRICE LIST.....................................................17
APPENDIX 3 : TESTS SPECIFICATIONS...........................................18
APPENDIX 4 : TECHNICAL SPECIFICATIONS.......................................19
APPENDIX 5 : STANDARD TERMS AND CONDITIONS OF PURCHASE......................20

                                   DEFINITIONS


BLOCKING IRREGULARITY : This means an irregularity making it impossible to issue the Official Technical Appraisal Report.

SPECIFICATIONS : This means the document issued by FT setting out the technical and operational specifications for the localisation service.

TECHNICAL APPRAISAL : This means the technical tests carried out by FT with the assistance of Cellpoint Systems, making it possible to issue the official Technical Appraisal Report.

EXPERIMENTATION : This includes the Technical Appraisal phase and commercial experimentation.

COMMERCIAL EXPERIMENTATION : Commercial experimentation follows acceptance of the Technical Appraisal. This phase makes it possible to carry out experimentation under real localisation service conditions as defined in the specifications.

ORDER LETTER : This is the document issued by FT, binding it firmly. It sets out the price, the types of services, the quantities and the time-limits for providing them.

MAINTENANCE : This means all services and action ensured by Cellpoint Systems, in order to ensure maximum reliability of the System.

OFFICIAL TECHNICAL APPRAISAL REPORT : This is a document drawn up by FT, signed by the Parties, officially acknowledging delivery of the system and making it possible to declare acceptance of the latter.

OFFICIAL EXPERIMENTATION ACCEPTANCE REPORT : This is a document drawn up by FT, signed by the Parties, officially acknowledging acceptance of Experimentation, and making it possible to declare said acceptance of the system, possibly accompanied by reserves.

SERVER : This refers to Cellpoint Systems' platform. This platform is the support which makes it possible to check that Cellpoint Systems' services are in conformity with the operational and technical specifications set out in the contractual documents. The Server is made up of the actual platform itself and the associated software.

TECHNICAL SPECIFICATIONS : This is the document issued by Cellpoint Systems, containing all of the technical information inherent to the System being experimented.

SYSTEM : This refers to all of the means (software, material and equipment, operating environment) necessary for the supply of the GSM localisation service, and all of the means which Cellpoint Systems hereby undertakes to made available to FT, which shall be in conformity with that which is defined in the present contract in terms of resources, capacities, and functions.

TECHNICAL TESTS : This refers to all of the tests carried out by FT during the Technical Appraisal, as defined in the Tests specifications (appendix 3).

ARTICLE 1 - PURPOSE OF THE CONTRACT

The purpose of the present contract is to entrust Cellpoint Systems with the execution of services necessary for Experimentation by FT of a fleet localisation and management GSM service, as defined in the specifications under the reference number FTM/DIP/SVA/PR/98/loc/CDC-CPS dated 22 December 1998.

The parties hereby expressly agree that the present contract shall only be entered into for the purpose of carrying out Experimentation, and that the provisions thereof do not stipulate that the parties undertake to enter into a contract again, under any form whatsoever, for the purpose of operating the service concerned by Experimentation, commercially.



ARTICLE 2 - EXECUTION OF THE SERVICES

The present contract is made up of two batches, one of which is conditional.

- BATCH 1: TECHNICAL APPRAISAL

FTM shall carry out the Technical Tests for the GSM localisation system proposed by Cellpoint Systems. These technical tests shall be carried out in Cellpoint Systems' premises in Sweden. This phase shall begin on [Omitted based upon a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. The omitted portion has been filed separately with the Securities and Exchange Commission.], and end when FTM issues the official Technical Appraisal Acceptance Report. This phase shall last [Omitted based upon a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. The omitted portion has been filed separately with the Securities and Exchange Commission.].

- BATCH 2 : COMMERCIAL EXPERIMENTATION

This phase shall be subject to FTM's issuing an Official Technical Appraisal Acceptance Report. It shall begin at the latest one month after said official report has been issued, and shall end either when FTM issues the Official Experimentation Acceptance Report, or on October 3. This phase shall last [Omitted based upon a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. The omitted portion has been filed separately with the Securities and Exchange Commission.]



ARTICLE 3 - TERM OF THE CONTRACT

The contract shall take effect on 3 May 1999, and shall end on the first of the two following dates:

      - The date on which the Official Experimentation Acceptance Report is issued
      - 3 October 1999, if the Official Experimentation Acceptance Report has not been issued at said date.

ARTICLE 4 - THE PARTIES' OBLIGATIONS

4.1. CELLPOINT SYSTEMS' OBLIGATIONS

In order to enable FT to carry out the Technical Tests and commercial Experimentation of the GSM localisation system, Cellpoint Systems shall supply and/or make available to FT, continuously, throughout the entire term of the present contract, unless the parties agree otherwise :

_ the GSM localisation service [Omitted based upon a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. The omitted portion has been filed separately with the Securities and Exchange Commission.];

   to do so, Cellpoint Systems hereby undertakes to make available to FTM the system as described in appendix 4, principally made up of a Cellpoint Systems server linked up to the Itineris network, and to operate and maintain it. [Omitted based upon a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. The omitted portion has been filed separately with the Securities and Exchange Commission.];

   technical assistance - Cellpoint Systems hereby undertakes to provide FT, as of the contract's coming into effect, with a telephone hotline number and to ensure this assistance service during business hours and business days i.e. 5 days per week from 8 a.m. until 7 p.m. (French time). Technical assistance shall be provided in the French or English languages;

_ with all elements and information required for the production of SIM cards, responsible for adequate SIM Tool Kit implementation;

_  support for the FT Hot Line;

_ all documentation concerning the System which FT might require in order to carry out Experimentation of the GSM localisation service;

_ training - during the commercial Experimentation phase, Cellpoint Systems shall ensure [Omitted based upon a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. The omitted portion has been filed separately with the Securities and Exchange Commission.] of training, in the English language to 5 persons representing FT.

4.2. FT 'S OBLIGATIONS

FT hereby undertakes to :

_ provide test customers, responsible for testing the service during the commercial experimentation phase, with compatible STK terminals equipped with SIM cards, including downloading of the STK application, subject to Cellpoint Systems providing all elements necessary for the production of said SIM cards.

_ provide technical documentation to each user of the service at the beginning of the commercial experimentation phase.

_  provide geographical configuration data for the network.

ARTICLE 5 - CONTRACTUAL DOCUMENTS

With respect to interpretation of the present contract, the body of the contract shall prevail over the content of the appendices, and the contractual documents are, by decreasing order of priority, as follows :

1 - The text of the present contract and its appendices :

[Omitted based upon a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. The omitted portion has been filed separately with the Securities and Exchange Commission.]

2 - Order letters



ARTICLE 6 - AMOUNT OF THE CONTRACT

The amount of orders to be placed by FT under the present contract shall be between :

a minimum of : [Omitted based upon a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. The omitted portion has been filed separately with the Securities and Exchange Commission.] FF before tax i.e. : [Omitted based upon a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. The omitted portion has been filed separately with the Securities and Exchange Commission.]
French francs before tax

a maximum of : [Omitted based upon a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. The omitted portion has been filed separately with the Securities and Exchange Commission.]
FF before tax
i.e. : [Omitted based upon a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. The omitted portion has been filed separately with the Securities and Exchange Commission.] French francs before tax

Only the minimum amount of orders shall constitute a firm undertaking for FT.



ARTICLE 7 - TERMS AND CONDITIONS FOR DRAWING UP PRICES

7.1. DETERMINING PRICES

The price of the contract shall be determined on the basis of the unit price shown in the price list appended to the present contract (Appendix 2). This is a firm, final price, drawn up in French francs. Invoicing and payments shall be made exclusively in French francs.

7.2. PRICE LIST

The price list is an open one and may be completed if necessary by FT.

7.3. X25 LINKS

Should it be necessary for X25 links to be set up by Cellpoint Systems for the execution of the present contract, the parties hereby agree that Cellpoint Systems shall be responsible for ordering and installing them. FT hereby undertakes to reimburse Cellpoint Systems, on presentation of an invoice, for the amounts involved in the installation, opening, subscription and consumption of these lines. The X25 links may only be used by Cellpoint Systems for the execution of services covered by the present contract. At the term of the contract, or if the latter is terminated for any reason whatsoever, Cellpoint Systems shall have a maximum time limit of fifteen days to inform Global One of the termination of contracts relating to execution of the present contract. Should Cellpoint Systems fail to comply with this time limit, it shall incur all costs connected to the X25 links, as of the term of the present contract or the date on which it is terminated.

7.4. TAX

The price of the present contract shall be subject to value added tax (V.A.T.) at the legal rate in force on the date of invoicing.



ARTICLE 8 - LETTERS OF ORDER

Letters of order issued shall bear :

          - reference to the present contract, a number, a date.
          - the designation, reference and price of the service ordered, in conformity with Cellpoint Systems' offer.
          - the places and time limits for delivery.

Throughout the entire term of the contract, FT may issue orders. If the duration of an order is greater than that of the present contract, the clauses of the present contract concerning execution or interpretation of the order shall remain in force until the order expires.



ARTICLE 9 - INVOICING

The services shall be paid, on presentation of an invoice. Invoices concerning payment shall be sent in triplicate to the following address :

                             FRANCE TELECOM MOBILES
                           DCCG - SERVICE COMPTABILITE
                         41-45, BOULEVARD ROMAIN ROLLAND
                             F-75672 PARIS CEDEX 14

Cellpoint Systems shall, obligatorily, set out the reference numbers of the contract on all invoices, in order to facilitate payment thereof. Cellpoint Systems shall indicate, on its invoice, the date payment must take place. This date shall be equal, at the earliest, to t + 60 days, "t" being the date of issue of the invoice by Cellpoint Systems, and the latter date shall not be prior to the occurrence giving rise to the drawing up of the invoice.



ARTICLE 10 - METHODS OF PAYMENT

FT shall properly settle all amounts due under the present contract, by bank transfer thereof to an account opened in the name of Cellpoint Systems, the reference numbers of which shall be shown on each of the invoices. Full payment shall only be made on condition that FT deems that the Experimentation results are in conformity with those defined in the present contract.

Should, at the term of this contract, FT decide to enter into a contract with Cellpoint Systems to provide its customers with the GSM localisation service, Cellpoint Systems hereby undertakes to draw up a credit note for FT corresponding to the amount of the present contract, and to deduct it from the first invoice concerning the commercial start-up contract, and the following invoices if necessary.

Should the Official Experimentation Acceptance Report not be issued before October 3, Cellpoint Systems shall be bound to reimburse FT for all amounts paid to it by FT under the present contract.



ARTICLE 11 - TERMS AND CONDITIONS OF PAYMENT

Invoices shall be issued in accordance with the following terms and conditions :

[Omitted based upon a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. The omitted portion has been filed separately with the Securities and Exchange Commission.]


ARTICLE 12 - PROGRESS REPORT

Cellpoint Systems hereby undertakes to supply [Omitted based upon a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. The omitted portion has been filed separately with the Securities and Exchange Commission.], a detailed report setting out :

- services executed
- a detailed schedule of tasks to be continued or begun
- indicator follow-up

The reports shall be sent by Fax to [Omitted based upon a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange
Act of 1934. The omitted portion has been filed separately with the Securities and Exchange Commission.]. A final overall report shall be supplied by Cellpoint Systems [Omitted based upon a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. The omitted portion has been filed separately with the Securities and Exchange Commission.] before Experimentation is deemed to have finished, in order to allow for issue of the Official Experimentation Acceptance Report.



ARTICLE 13 - HOST SITES

                                CELLPOINT SYSTEMS
                                SOFIELUNDSVAGEN 4
                               S-191 47 SOLLENTUNA
                                     SWEDEN

The server shall be installed on the abovementioned host site, in premises fitted out by Cellpoint Systems, at its own expense and under its own responsibility, for the purpose of being equipped with telecommunications infrastructure equipment. Should the equipment be moved, Cellpoint Systems hereby undertakes to inform FT [Omitted based upon a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. The omitted portion has been filed separately with the Securities and Exchange Commission.] in advance, before moving begins. Cellpoint Systems hereby undertakes to carry out said moving of equipment, without interrupting the service.

It shall be Cellpoint Systems' responsibility to take all measures necessary to prevent accidents, which could harm the proper operation of the present contract.

Cellpoint Systems hereby undertakes to grant unrestricted access to the entire system hosted in its premises, to any FT personnel who may have to work there.



ARTICLE 14 - VALIDATION OF OPERATIONS

- Stage 1 : The Official Technical Appraisal Acceptance Report shall only be issued if any blocking irregularity, preventing operations, detected by FT, shall have been corrected by Cellpoint Systems and FT shall have lifted the reserves corresponding to it.

Technical Tests to be carried out are set out in a document called "Tests Specifications", set up beforehand by FT in collaboration with Cellpoint Systems. FT reserves the right to carry out tests not provided for in the Tests Specifications. Any such tests shall be taken into consideration, in agreement with Cellpoint Systems, in the same manner as the tests initially provided for, for the purposes of issuing the Official Technical Appraisal Acceptance Report. By joint agreement, between the parties, these tests shall then be included in the "Tests Specifications".

- Stage 2 : The Official Experimentation Acceptance Report shall only be issued by FT where the level of quality attained makes it possible to give approval for implementation of the service.

Any irregularities discovered shall be corrected gradually as commercial Experimentation is carried out, by Cellpoint Systems. The means implemented by Cellpoint Systems shall result in a service in conformity with, and suitable for, the criteria set out beforehand in the specifications.

ARTICLE 15 - QUALITY CRITERIA

Cellpoint Systems shall meet FT's quality criteria, by undertaking to supply a service which complies with the indicators as defined in the Tests specifications appended to the present contract. FT hereby reserves the right, at all times, to point out shortcomings in the quality of the services supplied to Cellpoint Systems. In agreement with FT, Cellpoint Systems shall immediately take all steps it sees fit to re-establish a level of quality in conformity with contractual undertakings.

Quality criteria during the period of commercial Experimentation shall be as follows :

[Omitted based upon a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. The omitted portion has been filed separately with the Securities and Exchange Commission.]



ARTICLE 16 - EXCLUSIVITY

[Omitted based upon a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. The omitted portion has been filed separately with the Securities and Exchange Commission.]



ARTICLE 17 - LIABILITY

Cellpoint Systems hereby undertakes not to cause any dilapidation, disturbance or loss of data in the information system of FTM, to which it is connected for the execution of the present contract. Dilapidation, disturbance, or loss of data shall be deemed to be direct damage.



In the case of damage or dilapidation caused by FTM, with respect to all or part of the equipment made available to FTM, FTM hereby undertakes either to restore said equipment to a normal state of operation or to replace it by equivalent equipment or to pay to Cellpoint Systems the as yet non-amortised value thereof,excluding damages. The burden of proof shall be on Cellpoint Systems to show that the damage has been caused directly and exclusively by FTM.

The parties hereby acknowledge that they shall not under any circumstances whatsoever be liable for any consequential damage they may cause to each other during performance of the present contract, such as, in particular, operating loss, shortfall in profit, image prejudice ...



ARTICLE 18 - RIGHTS ARISING FROM INTELLECTUAL CREATION

The clauses of this article apply to the property rights and utilisation rights of Cellpoint Systems and FT with respect to the results arising from performance of the Contract, referred to hereafter as the " results ". These results are made up of the results of the tests and commercial Experimentation, as well as any specific developments realised by Cellpoint Systems for the performance of the present contract.

The results shall be entirely and exclusively those supplied to FT during execution of the services provided for under the contract, and at the end thereof. All intellectual creations realised under the contract shall be a part of the results.

18.1 GUARANTIES WITH RESPECT TO THIRD PARTIES

FT and Cellpoint Systems shall, insofar as each of them is concerned, continue to have ownership of their knowledge, which may or may not be capable of being covered by intellectual property rights, held prior to the date of conclusion of the contract.

Should, for the execution of the Contract, Cellpoint Systems intend to make use of processes and/or products covered by intellectual property rights, obtained by itself or by means of a licence, at the date of conclusion of the Contract, or in the process of being obtained at said date, Cellpoint Systems shall inform FT thereof.

18.2 INTELLECTUAL PROPERTY RIGHTS AND UTILISATION RIGHTS

Gradually, as they are obtained, Cellpoint Systems shall transfer to FT all rights concerning the results. The transfer of these intellectual property rights to FT shall be effected for all countries and for the terms of legal protection applying to said rights.

[Omitted based upon a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. The omitted portion has been filed separately with the Securities and Exchange Commission.]

[Omitted based upon a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. The omitted portion has been filed separately with the Securities and Exchange Commission.]

Each of the abovementioned rights shall apply to all modifications to or developments of the results which FT shall carry out, or cause to be carried out, by a third party. All of these rights may be transferred wholly or partly by FT to any third party of its choice.

Cellpoint Systems hereby undertakes to inform FT promptly of the results, and to provide it with all assistance and all documents, and more generally, all information, irrespective of its form or support, necessary for FT to fully exercise its rights and to enable it to :

- obtain, should it so desire, in its own name and at its own expense, any intellectual property right over the results which it sees fit, for all countries, and to carry out all formalities and take all steps necessary for implementing and protecting said rights,
- use and exploit the Results.

Cellpoint Systems hereby guarantees that contracts binding persons who shall be working directly or indirectly under the contract, do not contain any provision restricting FT's intellectual property rights over the results. Cellpoint Systems hereby undertakes to obtain the same guarantee from its subcontractors and/or suppliers.

Cellpoint Systems may not exercise any right whatsoever over the results, except in the case of prior written agreement to the contrary from FT, and in accordance with terms and conditions which, if applicable, shall be determined by joint agreement.

Should FT renounce, in writing, after receiving formal notice from Cellpoint Systems, obtaining intellectual property rights over the results, the contracting party may obtain such rights in its own name and at its own expense, on condition that it grants France Telecom, free of charge and on a non-exclusive basis, the right to exploit or to use said rights, France Telecom having the faculty of sub-licensing.



ARTICLE 19 - THE YEAR 2000

Cellpoint Systems hereby undertakes to design and supply the GSM localisation System in such a manner that it can be used between now and the year 2000, at the date of changeover from the year 1999 to the year 2000, and beyond. Cellpoint Systems commits itself with respect to continuity of service at the dates corresponding to the changeover from 1999 to 2000 and beyond. Cellpoint Systems hereby guarantees FTM against any failure, irregularity, error, malfunction and, in general, everything which could affect before, during or after the changeover to the year 2000, FTM's information service, due to the taking into account of the changeover to the year 2000 in the services covered by the present contract.

Cellpoint Systems hereby undertakes to carry out all requisite tests in order to ensure that the processing of dates, the calculation of dates and all references to dates, of whatever nature, are in accordance with transmillennium criteria, the characteristics of the year 2000 (a Leap Year, in particular) and all of the consequences arising therefrom.

As Cellpoint Systems must connect up its system to other equipment by means of communications interfaces, it hereby undertakes that such connecting up shall not require any development of, changes to, transformation or arrangement of any kind whatsoever of all or part of said interfaces.

Should it default on any of these obligations, Cellpoint Systems hereby undertakes to repair the prejudice incurred by FT.



ARTICLE 20 - COMPETENCE

The parties shall make their best endeavours to settle any disputes arising from the interpretation and/or execution of the present contract on a friendly basis. Should they be unable to reach a friendly agreement, all disputes shall be submitted by either party to the "Tribunal de Commerce" i.e. Trade Court of Paris, France. The present contract shall be governed by French law.



ARTICLE 21 - LANGUAGE

The contract shall be drawn up in the French and English languages. The French and English versions of the contract shall be signed by both parties, but the French language contract shall be binding and shall prevail over the English language version.



ARTICLE 22 - RIGHT OF TRANSFER

As the present contract is entered into with respect to the actual personality of Cellpoint Systems, the latter hereby undertakes not to transfer or to assign all or part of its rights and/or obligations arising under the present contract, in any form or any way whatsoever, without the prior written agreement of FT.



ARTICLE 23 - INTEGRALITY

The present contract reflects the entire contractual obligations of FT and Cellpoint Systems. The provisions of the present contract cancel out and replace all acceptation, exchange of correspondence and/or agreements prior to the signature of the present contract. No changes to the terms and conditions of the present contract shall generate obligations with regard to FT and

Cellpoint Systems if they are not covered by a written additional clause signed by FT and Cellpoint Systems.





Signed in duplicate, with one copy for each of the parties.

--------------------------------------------------------------------------------
In Sollentuna    on May 16, 2000                  In Paris       on July 7, 2000
--------------------------------------------------------------------------------
Signature, name and capacity                      Signature, name and capacity

/s/ Hadar Cars                                    /s/ B. Eymard
--------------                                    -------------

Hadar Cars                                        B. Eymard

President                                         Le Directeur des Operations
                                                  et du Development
--------------------------------------------------------------------------------
of CellPoint                                      of the person empowered to
Systems                                           bind France Telecom




--------------------------------------------------------------------------------
Cellpoint Systems shall affix its
company seal
--------------------------------------------------------------------------------